Once In A Blue Moon Annual Shareholders’ Meeting 2010

Forward Looking Statements
Safe Harbor
2
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.
Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.

A Decade Of Performance 3

Strategic Direction
•
123 Years Of Operation – Since 1887
•
Feb.  2000 – Change of Strategic Direction
A Decade of Performance
•
Relationship And Market Focused
•
Make Decisions Closer To Clients
•
Have Big Bank Resources , But Small Bank Agility
•
Strive For High Performance
•
Teamwork
•
Operate In A Conservative Manner
•
Don’t Put All Your Eggs In One Basket
•
Core Earnings
•
Continuous Improvement
•
Enhance Shareholder Returns
4

Mission Statement
•
Provide Exceptional Value-Based
Client Service
•
Great Place To Work
•
Growth That is Consistent With
High Performance
•
Shareholder Focused
•
Strong Sense Of Community
A Decade of Performance
5

A Decade of Performance
•
Last 10 Years - A Period Of Rapid Change
•
The Environment We Faced Was Eventful:
Annual Meeting Of Shareholders
•
Year 2000 IT Challenges
•
September 11, 2001
•
3 Significant Hurricanes
•
Low Interest Rates (2002-04)
•
High Interest Rates (2006-07)
•
Energy Price Swings
•
Housing  Collapse
•
Bank Sector Collapse
•
Sarbanes-Oxley
•
Accounting Changes
•
12 Acquisitions
•
4 FDIC Opportunities
•
Treasury TARP
•
New Orleans Saints!
6

Summary
A Decade of Performance
+662%
-
20
40
60
80
100
120
140
160
180
200
220
Communities Locations
20
43
114
210
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
People (FTEs)
531
1,944
+581% +623% +470% +388%
+266%
7
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
$11.0
Loans Deposits Assets
$0.8
$1.1
$1.4
$5.7
$8.0
$10.4
1999
Now

Shareholders
A Decade of Performance
•
EPS of $8.03 in
2009 vs. $1.22 in
1999 (+556%)
•
Dividends Per Share
of $1.36 in 2009 vs.
$0.50 in 1999
(+170%)
•
12 Stock Analysts
Up From 2 In 1999
(+500%)
•
Share Price Up 389%
Between Year-Ends
1999 and 2009
8
-100%
-50%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
500%
550%
600%
IBKC = 527%
2
nd
Highest Total
Return To
Shareholders
Between Year-ends
1999 and 2009 of
201 Publicly Traded
Bank Holding
Companies

A Year In Review - Growth 9

Organic Growth Opportunities - Loans
A Year In Review - Growth
•
Record
Mortgage
Production Of
$1.6 Billion
(+73%)
•
$298 Million
Organic Loan
Growth In
2009 (+8%)
•
Growth In
All Markets
10
232%
89%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
250%
Data Indexed at 12/31/1999
Organic Loan Growth
December 1999 - March 2010
IBERIABANK Corporation
U.S. Commercial Banks
IBKC data based on organic growth - excluding one-time impact of acquisitions

Organic Growth Opportunities - Deposits
A Year In Review - Growth
•
Paid Off
Borrowings
& Lowered
Deposit
Costs
•
$544 Million
Organic
Deposit
Growth In
2009 (+14%)
•
Growth In
All Markets
11
200%
120%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
Data Indexed at 12/31/1999
Organic Deposit Growth
December 1999 - March 2010
IBERIABANK Corporation
U.S. Commercial Banks
IBKC data based on organic growth - excluding one-time impact of acquisitions

Acquisition Growth Opportunities
A Year In Review - Growth
•
August 21, 2009
•
HQ in Birmingham, AL
•
10 Offices In AL and FL
•
$546 Million Deposits
•
$493 Million Loans
•
November 13, 2009
•
HQ in Sarasota, FL
•
11 Offices In Florida
•
$690 Million Deposits
•
$699 Million Loans
•
November 13, 2009
•
HQ in Naples, FL
•
23 Offices In Florida
•
$2.1 Billion Deposits
•
$1.7 Billion Loans
•
Conversion Completed on
November 7-8, 2009
•
Pre-Tax Gain of $58 Million
in 3Q09
•
Conversion Completed on
April 24-25, 2010
•
Pre-Tax Gain of $52 Million
in 4Q09 and 1Q10
•
Conversion Scheduled For
Completion in 2Q10
•
Pre-Tax Gain of $122 Million
in 4Q09 and 1Q10
12

Acquisition Summary
•
Total Assets of $3.8 Billion
•
Total Deposits of $3.0 Billion
•
Deposits Assumed at a Discount of $39 Million
•
Gross Loans of $2.2 Billion
•
Loans Purchased at a $500 Million Discount
•
Loans Come With FDIC Loss Share Protection
•
Pre-Tax Gain of $231 Million
•
44 Offices in 9 MSAs in Alabama & Florida
•
Fixed Assets /Owned Property at Appraised Value
A Year in Review - Growth
13

Distribution System 14

Distribution System A Year In Review 15 Favorable Competitive Dynamics In Southeastern U.S. MSAs

Indicates cities in which our 11 members of Executive Management have resided./worked
Indicates cities in which our  members of Senior Management (Market Presidents,
Executive Vice Presidents and video participants) have resided/worked.
Resides in Greensboro, GA
James B. Gburek, EVP
Chief Risk Officer
A Year In Review
Where We Have Resided
Albuquerque, NM
Annapolis, MD
Boston, MA
Buffalo, NY
Charlottetown,
PE, Canada
Chennai, India
Columbus, OH
Detroit, MI
Flint, MI
Hartford, CT
Indianapolis, IN
Cities not listed:
Las Vegas, NV
Mansfield, PA
Morris Plains, NJ
Pittsburgh,  PA
Phoenix, AZ
San Diego, CA
Scottsdale, AZ
Wilmington, DE
Resides in New Orleans, LA
Jefferson G. Parker, VC
Manager of Brokerage, Trust,
and Wealth and Management
Anthony J. Restel, SEVP
Chief Financial Officer
Daryl G. Byrd
President and CEO
Beth A. Ardoin, EVP
Director of Communications
George J. Becker III, EVP
Director of Corporate Operations
Barry J. Berthelot, EVP
Director of Organizational Development
Resides in Lafayette, LA
Resides in San Antonio, TX
Michael A. Naquin, SEVP
Director of Retail Segment and Facilities
Resides in Little Rock, AR
Michael J. Brown, VC
Chief Operating Officer
Resides in Greensboro, NC
Gregg Strader, EVP
Chief Credit Officer
Resides in Raleigh, NC
John R. Davis, SEVP
Director of Financial Strategy and Mortgage
16
Broad Experience Throughout
Southeastern U.S.

Risk Management 17

Risk Management Summary
A Year In Review
•
Many Bank Problems Are The Result of Losses, Bad Asset Quality,
Inadequate Liquidity, Low Capital, or Poor  Internal Controls.
IBERIABANK Corporation Compared to The Industry*:
Earnings – Top 2%
•
In 2009: ROA of 2.37% and ROE of 19.16%
Asset Quality – Top 14%
•
Non-FDIC Nonperforming Assets/Assets = 1.01%
Capital – Top 7%
•
Sold $603 Million In Common Stock in 15-Month Period
Liquidity – Rapidly Growing Excess Cash Position
•
$1.1 Billion Excess Liquidity  Plus $1.6 Billion in Bonds
Internal Controls - Enhanced Risk Management, BSA,
Compliance, Loan Review, Audit, Credit Admin. & Others
* Publicly traded bank holding companies with assets over $5 billion.
18

Asset Quality
A Year In Review
•
Avoided Real Estate
Concentrations
•
We Had Favorable
Underwriting, Clients,
And Markets
•
Resulted in Better
Asset Quality
Measures Than
Peers:
Nonperforming
Assets
Loans Past Due
Net Charge-Offs
Provisions For
Loan Losses
19
0.91%
1.01%
SE U.S. BHC AVERAGE
4.91%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Dec-
99
Dec-
00
Dec-
01
Dec-
02
Dec-
03
Dec-
04
Dec-
05
Dec-
06
Dec-
07
Dec-
08
Dec-
09
Mar-
10
Nonperforming Assets To Total Assets
IBERIABANK Corporation
SE U.S. BHC AVERAGE

Opportunities 20

A Year In Review
Potential Opportunities
•
Legacy Market
Organic Growth
•
Organic Growth
In New Markets
(Houston,
Mobile,
Memphis)
•
Additional Top
Recruits
•
FDIC-Assisted
Transactions
21
8%
25%
1%
3%
5%
1%
2%
26%
3%
2%
% Of Institutions With Texas Ratios >100%
At December 31, 2009
Aggregate of 176 Institutions (Through 12/31/09)

2009 Summary
•
Revenues Up 120%
•
Record Earnings (+170%)
•
Stable Dividends
•
Share Price Up 12%
•
Assets Up 74%
•
Deposits Up 89%
•
Market Cap Up 47%
•
Book Value/Share Up 14%
•
Tangible BVS Up 39%
A Year in Review
•
57 New Locations
•
Bargain Purchases
•
Excellent Recruits
•
Geographic Diversity
•
Downside Asset
Protection
•
Risk Management
Enhancements
•
Well Positioned For
Opportunities
22

23